                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (Date of earliest event reported): APRIL 19, 2001



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       1-12733                                           41-1746238
(Commission File Number)                    (I.R.S. Employer Identification No.)


                  4508 IDS CENTER, MINNEAPOLIS, MINNESOTA 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 342-2310
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

         On April 19, 2001, the Registrant issued a press release disclosing its first quarter operating results. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

      (c)    Exhibits

      99.1 Press release dated April 19, 2001 - Tower Automotive Announces Operating Results for the First Quarter

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TOWER AUTOMOTIVE, INC.



Date:  April 19, 2001              By:/s/ Anthony A. Barone
                                     -----------------------------------------
                                   Name:  Anthony A. Barone
                                   Title:  Vice President and Chief Financial
                                   Officer (Principal Accounting and Financial
                                   Officer)